Supplement to the
Fidelity Fifty®
August 29, 2014
Prospectus

Proposed Reorganization. The Board of Trustees of each of Fidelity Hastings Street Trust and Fidelity Capital Trust has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Fifty® and Fidelity® Focused Stock Fund pursuant to which Fidelity Fifty® would be reorganized on a tax-free basis with and into Fidelity® Focused Stock Fund.

The Agreement provides for the transfer of all of the assets of Fidelity Fifty in exchange for shares of Fidelity Focused Stock Fund equal in value to the net assets of Fidelity Fifty and the assumption by Fidelity Focused Stock Fund of all of the liabilities of Fidelity Fifty. After the exchange, Fidelity Fifty will distribute the Fidelity Focused Stock Fund shares to its shareholders pro rata, in liquidation of Fidelity Fifty. As a result, shareholders of Fidelity Fifty will become shareholders of Fidelity Focused Stock Fund (these transactions are collectively referred to as the "Reorganization").

A Special Meeting (the "Meeting") of the Shareholders of Fidelity Fifty is expected to be held during the second quarter of 2015 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Fifty in advance of the meeting.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about June 5, 2015. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.

The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity Focused Stock Fund, please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).

FIF-14-02  December 1, 2014
1.463147.129